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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) February 26, 1998



                              FNC HOLDINGS INC.
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           (Exact Name of Registrant as Specified in Its Charter)



                                  New York
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               (State or Other Jurisdiction of Incorporation)




      1-1066                                               13-0762080
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 (Commission File Number)                      (IRS Employer Identification No.)



      6501 East Nevada, Detroit, Michigan                     48234-2864
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     (Address of Principal Executive Offices)                 (Zip Code)




                               (313) 366-8400
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            (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS.

     On February 26, 1998, FNC Holdings Inc. (formerly General Host
Corporation) issued notices of the redemption on March 30, 1998 of its (A)
11 1/2% Senior Notes due 2002 (NYSE: GH11B02) at a redemption price of $1,036.00 per $1,000.00 in principal amount, plus accrued interest, and (B) 8%
Convertible Subordinated Notes due 2002 (NYSE: GH8B02) at a redemption price of $1,020.00 per $1,000.00 in principal amount, plus accrued interest. The 8% Convertible Subordinated Notes currently are convertible into cash at the rate of $644.31 per $1,000.00 in principal amount.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS


   4.07(d)  Notice of Redemption - 11 1/2% Senior Notes due 2002

   4.08(d)  Notice of Redemption - 8% Convertible Subordinated Notes due 2002




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FNC HOLDINGS INC.


                                          By  /s/ J. Theodore Everingham
                                             ------------------------------
                                             J. Theodore Everingham,
                                             Vice President and General Counsel

Date:  March 2, 1998


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                              INDEX TO EXHIBITS



EXHIBIT NO.              DESCRIPTION
------- ---              -----------
EX 4.07(d)               NOTICE OF REDEMPTION
EX 4.08(d)               NOTICE OF REDEMPTION